File Number 33-21534
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

Supplement to the Enterprise Accumulation Trust Prospectuses dated May 1, 2004.

The information below will become effective May 1, 2004 and reflects a change to the Prospectus section, "The Investment Advisor".

The following language will be inserted after the third paragraph:

On December 15, 2003, the Board of Trustees of Enterprise
Accumulation Trust (the "Trust") approved an Agreement and Plan of Reorganization and Termination (the "Plan") with respect to each portfolio of the Trust (each, a "Portfolio"). Under the Plan, each Portfolio will convert into a corresponding, newly-created series ("EQ Portfolio") of EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial Inc. ("AXA Financial"). Each Plan provides for the acquisition by the EQ Portfolio of all of the assets of each Portfolio of the Trust, in exchange solely for the assumption of all the liabilities of such Portfolio by the EQ Portfolio, shares of the EQ Portfolio, and the subsequent liquidation of the Portfolio.
Each EQ Portfolio is expected to have identical investment objectives, policies and risks as the corresponding Portfolio of the Trust. Shareholders of each Portfolio will be asked to approve the Plan at a special shareholder meeting anticipated to be held during the second quarter of 2004. Each Plan is to be effective only if the proposed Merger described below is consummated.

On September 17, 2003, The MONY Group Inc. ("MONY"), AXA Financial and
 AIMA Acquisition Co. entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial (the "Merger"). MONY is the parent company of Enterprise Capital Management, Inc. ("Enterprise Capital"), Boston Advisors, Inc. ("Boston Advisors"), and MONY Capital Management, Inc. ("MONY Capital"). Enterprise Capital is the investment advisor of each Portfolio of the Trust; Boston Advisors is the subadvisor of the Equity Income Portfolio; and MONY Capital is the subadvisor of the Short Duration Bond Portfolio. If the Merger is consummated, as a result of the change in control of Enterprise Capital, Boston Advisors and MONY Capital, the Trust's investment advisory agreement and each Portfolio's subadvisory agreement will automatically terminate.

Contractholders of each Portfolio will receive a proxy statement containing more information about the Merger, the Plan, and any new agreements prior to the special meeting of shareholders.

This information will become effective April 30, 2004 and reflects a change to the Prospectus section, "The Portfolio Managers".

Under the "Portfolio Managers" column, the paragraph in the fourth box (for the Capital Appreciation Portfolio) is replaced with the following effective immediately:

Thomas F. Marsico is the Chief Investment Officer of Marsico and manages the investment program of the Capital Appreciation Portfolio.
Mr. Marsico has over 25 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico, he served as portfolio manager of the Janus Twenty Fund from January 1988 through August 1997 and of the Janus Growth and Income Fund from May 1991 through August 1997.

April 29, 2004